UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 24, 2007
HUDSON CITY BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-26001	22-3640393
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)
80 West Century Road
Paramus, New Jersey 07652
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (201) 967-1900
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     Effective July 24, 2007, the Board of Directors of Hudson City Bancorp, Inc. (the “Company”) amended the Company’s bylaws (the “Bylaws”) to permit the Company to issue uncertificated shares. Previously, the Bylaws required that all shares of capital stock of the Company be represented by certificates. The Bylaws were amended in order for the Company to become eligible to participate in a Direct Registration Program as required by NASDAQ Rule 4350(l).
     The text of the Bylaw amendment is filed as Exhibit 99.1 to this current report on Form 8-K and is incorporated into this Item 5.03 by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Text of Hudson City Bancorp, Inc. Bylaw Amendment.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON CITY BANCORP, INC.
By:	/s/ Denis J. Salamone
Denis J. Salamone
Senior Executive Vice President and Chief Operating Officer

Dated: July 30, 2007

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

Exhibit 99.1	Text of Hudson City Bancorp, Inc. Bylaw Amendment.